Exhibit 99.1

KV Pharmaceutical	Contact:
2503 South Hanley Road St. Louis, MO 63144	Michael Anderson 314-645-6600
FOR IMMEDIATE RELEASE
KV Pharmaceutical Enters Into Consent Decree with FDA
Decree outlines path forward to resume manufacturing at KV facilities
St. Louis, MO—March 2, 2009—KV Pharmaceutical Company (NYSE: KVa/KVb) today announced that it has entered into a consent decree with the U.S. Food and Drug Administration (FDA) regarding the company’s drug manufacturing and distribution. The decree provides a series of measures that, when satisfied, will permit KV to resume the manufacture and distribution of products marketed by its subsidiaries, ETHEX and Ther-Rx. The Company is working expeditiously to satisfy the requirements and expects to provide further information in upcoming communications.
As part of the consent decree, KV has agreed not to market products it manufactures, until it has satisfied certain requirements designed to demonstrate compliance with FDA’s current good manufacturing practices (CGMP) regulations. KV has also agreed that it will not distribute certain products, including its prenatal vitamins and hematinic products, until the products are approved by FDA’s ANDA or NDA processes.
“We have been working diligently with the FDA for the last two months to reach agreement on a clear path forward to permit KV to resume manufacturing and marketing its products,” said David A. Van Vliet, KV’s Interim Chief Executive Officer. “Since December, when new management took over at KV, our team has taken significant steps to enhance our systems and procedures, and we will continue to do so. We look forward to cooperating with the FDA during this process that will facilitate our return to the market. Predicting the timing for the return and the ultimate product assortment that we will market are presently very difficult due to the range of variables that must be managed. As we gain certainty, we will notify customers and all other stakeholders.”
The consent decree provides that, before resuming manufacturing, KV will have an independent third party CGMP expert consultant undertake a review of KV’s facilities and certify compliance with FDA’s CGMP regulations. Following that certification, FDA will make a determination as to whether the KV facilities are in compliance. The decree further provides that KV may request of FDA that it be permitted to resume manufacturing and distribution of certain products before the company is cleared by FDA to resume full operations. KV has already retained the third party CGMP expert consultant, which has been on-site for several weeks.
The consent decree is expected to be submitted today to the U.S. District Court, Eastern District of Missouri, Eastern Division by the Department of Justice and is subject to approval by the Court.
About KV Pharmaceutical Company
KV Pharmaceutical Company is a fully integrated specialty pharmaceutical company that develops, manufactures, markets, and acquires technology-distinguished branded and generic/non-branded prescription pharmaceutical products. The Company markets its technology distinguished products through ETHEX Corporation, a subsidiary that competes with branded products, and Ther-Rx Corporation, the company’s branded drug subsidiary.
For further information about KV Pharmaceutical Company, please visit the Company’s corporate Web site at www.kvpharmaceutical.com.
Cautionary Note Regarding Forward-looking Statements
     The information in this press release may contain various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (“PSLRA”) and which may be based on or include assumptions concerning the operations, future results and prospects of KV Pharmaceutical company (the “Company”). Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could” and other expressions that indicate future events and trends.
     All statements that address expectations or projections about the future, including without limitation, product development, product launches, regulatory approvals, market position, acquisitions, revenues, expenditures, resumption of manufacturing and distribution of products and the impact of the recall and suspension of shipments on revenues, and other financial results, are forward-looking statements.
     All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the “safe harbor” provisions, the Company provides the following cautionary statements identifying important economic, political and technological factors, which among others, could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions.
     Such factors include (but are not limited to) the following:
     (1) changes in the current and future business environment, including interest rates and capital and consumer spending;
     (2) the difficulty of predicting FDA approvals, including timing, and that any period of exclusivity may not be realized;
     (3) acceptance and demand for new pharmaceutical products;
     (4) the introduction and impact of competitive products and pricing, including as a result of so-called authorized-generic drugs;
     (5) new product development and launch, including the possibility that any product launch may be delayed or that product acceptance may be less than anticipated;
     (6) reliance on key strategic alliances;
     (7) the availability of raw materials and/or products manufactured for the Company under contract manufacturing arrangements with third parties;
     (8) the regulatory environment, including regulatory agency and judicial actions and changes in applicable law or regulations;
     (9) fluctuations in revenues;
     (10) the difficulty of predicting international regulatory approval, including timing;
     (11) the difficulty of predicting the pattern of inventory movements by the Company’s customers;
     (12) the impact of competitive response to the Company’s sales, marketing and strategic efforts, including the introduction or potential introduction of generic or competing products against products sold by the Company and its subsidiaries;

     (13) risks that the Company may not ultimately prevail in litigation, including challenges to the Company’s intellectual property rights by actual or potential competitors or to the Company’s ability to market generic products due to brand company patents and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Company or its subsidiaries, including without limitation the litigation and claims referred to in Note 16 of the Notes to the Consolidated Financial Statements in the Company’s Form 10-Q for the quarter ended June 30, 2008;
     (14) the possibility that the Company’s current estimates of the financial effect of certain announced product recalls could prove to be incorrect;
     (15) whether any product recalls or product introductions result in litigation, agency action or material damages;
     (16) the possibility that the findings of the Audit Committee inquiry referenced in the Company’s Form 10-Q for the quarter ended June 30, 2008, Form 12b-25 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2008, Form 12b-25 filed with the SEC on February 2, 2009, as well as certain other of the Company’s SEC filings, could have a material impact on the Company’s financial results;
     (17) the satisfaction or waiver of the other closing conditions in the previously disclosed Gestiva™ acquisition agreement;
     (18) the possibility that the auction rate securities held by the Company may not return to liquidity at their face value or at all;
     (19) the Company’s voluntary suspension of the production and shipment of substantially all of the products that the Company manufactures and the related nationwide recall affecting substantially all of the products that the Company manufactures, as well as the expected material adverse effect on the Company’s revenue, assets and liquidity and capital resources, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009 and the Company’s Form 8-K filed with the SEC on February 26, 2009;
     (20) the series of putative class action lawsuits alleging violations of the federal securities laws by the Company and certain individuals, and the initiation of lawsuits alleging violations under the Employee Retirement Income Security Act (ERISA), all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, as well as certain other of the Company’s SEC filings;
     (21) the informal inquiry initiated by the SEC and any related or additional governmental investigative or enforcement proceedings, including actions by the FDA and the U.S. Department of Justice, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009;
     (22) delays in returning the Company’s products to market, including loss of market share as a result of the suspension of shipments, and related costs; and
     (23) the risks detailed from time-to-time in the Company’s filings with the SEC.
     This discussion is not exhaustive, but is designed to highlight important factors that may impact the Company’s forward-looking statements. The Company is under no obligation to update any of the forward-looking statements after the date of this press release. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-looking Statements” and the risk factors that are included under the heading “Item 1A—Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008, as supplemented by the Company’s subsequent SEC filings.